SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2005

COLOR KINETICS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50798	04-3391805

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Milk Street, Suite 1100, Boston, Massachusetts 02108
(Address of principal executive offices) (Zip Code)

(617) 423-9999
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 PRESS RELEASE DATED APRIL 26, 2005

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 26, 2005, Color Kinetics Incorporated issued a press release announcing the appointment of John E. Abele to its Board of Directors. The full text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibit

99.1	Press Release issued by Color Kinetics Incorporated on April 26, 2005 announcing the appointment John E. Abele to its Board of Directors.

_________________

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLOR KINETICS INCORPORATED
By:	/s/ David K. Johnson
David K. Johnson
Chief Financial Officer

Date: April 27, 2005